EXECUTION VERSION

$400,000,000

Lee Enterprises Incorporated

9.5% Senior Secured Notes due 2022

Purchase Agreement
March 21, 2014

J.P. Morgan Securities LLC
As Representative of the
several Initial Purchasers listed
in Schedule 1 hereto
c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

Lee Enterprises, Incorporated, a Delaware corporation (the “Company”), proposes to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $400,000,000 principal amount of its 9.5% Senior Secured Notes due 2022 (the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of March 31, 2014 (the "Indenture"), among the Company, the guarantors listed in Schedule 2 hereto (the “Guarantors”), U.S. Bank National Association, as trustee (the “Trustee”) and Deutsche Bank Trust Company Americas, as collateral agent (the “Collateral Agent”), and will be guaranteed on a senior secured basis by each of the Guarantors (the “Guarantees”).
The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Company and the Guarantors have prepared a preliminary offering memorandum dated March 18, 2014 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company, the Guarantors and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this purchase agreement (the “Agreement”). The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the

Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum. References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein and any reference to “amend,” “amendment” or “supplement” with respect to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any documents filed after such date and incorporated by reference therein. References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include the preliminary Canadian offering memorandum dated March 18, 2014 (the “Preliminary Canadian Offering Memorandum”) and the Canadian offering memorandum dated the date hereof (the “Final Canadian Offering Memorandum”), respectively.
At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the Company had prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.
The Company intends to use the proceeds of the offering of the Securities, together with borrowings under the Pari Passu Credit Agreement and the Junior Credit Agreement and cash on hand, to repay in full all amounts outstanding under, and terminate, the Exit Credit Agreement, dated as of January 30, 2012, among the Company, the guarantors party thereto, Deutsche Bank Trust Company Americas, as administrative agent, and the lenders party thereto (the “Exit Credit Agreement”), and the Second Lien Loan Agreement, dated as of January 30, 2012, among the Company, the guarantors party thereto, Wilmington Trust, National Association, as administrative agent, and the lenders party thereto (the “Existing Junior Credit Agreement”) and for the payment of all fees and expenses related to entering into the Revolving Credit Agreement (as defined below), the Pari Passu Credit Agreement (as defined below), the Junior Credit Agreement (as defined below) and the offering of the Securities (collectively, the “Transactions”).
The Securities and the Guarantees will be secured, subject to Permitted Liens (as defined below), by a lien on the Collateral (as such term will be defined in the Indenture) on a first-priority basis, equally and ratably with all of the Company’s and the Guarantors’ existing and future obligations under any Pari Passu Lien Indebtedness (as such term will be defined in the Indenture) (including obligations under the Credit Agreement, to be dated as of the Closing Date, among the Company, the guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto (the “Pari Passu Credit Agreement”)) and any Priority Payment Lien Obligations (as such term will be defined in the Indenture) (including obligations under the Credit

Agreement, to be dated as of the Closing Date, among the Company, the guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto (the “Revolving Credit Agreement”)); provided that the holders of Securities will receive proceeds of Collateral upon any enforcement action with respect to the Collateral or in any bankruptcy, insolvency or liquidation proceeding only following the prior payment in full of all Priority Payment Lien Obligations. The Securities and the Guarantees will be effectively senior to all of the Company’s and the Guarantors’ existing and future Junior Lien Indebtedness (as such term will be defined in the Indenture) (including obligations under the Credit Agreement, to be dated as of the Closing Date, among the Company, the guarantors party thereto, Wilmington Trust, N.A., as administrative agent, and the lenders party thereto (the “Junior Credit Agreement”)) to the extent of the value of the Collateral. The Collateral shall be described in: (a) with respect to real property listed on Schedule 4 hereto, to be delivered in accordance with Schedule 5 hereto, the mortgages, deeds of trust or deeds to secure debt (collectively, the “Mortgages”) and (b) with respect to personal property that constitutes Collateral, the Security Agreement to be dated as of the Closing Date (as defined below) and entered into by the Company and the Guarantors (the “Security Agreement”), each to be delivered to the Trustee, granting a first-priority security interest in the Collateral, subject to Permitted Liens, for the benefit of the Trustee and each holder of the Securities and the successors and assigns of the foregoing. The term “Collateral Documents,” as used herein, shall mean the Mortgages and the Security Agreement. The rights of the holders of the Securities with respect to the Collateral shall be further governed by (i) the Intercreditor Agreement to be dated as of the Closing Date, among the Company, the Guarantors, the Collateral Agent, the Trustee, the agent for the lenders under the Revolving Credit Agreement and the agent for the lenders under the Pari Passu Credit Agreement (the “Pari Passu Intercreditor Agreement”) and (ii) the Intercreditor Agreement to be dated as of the Closing Date, among the Company, the Guarantors, the Collateral Agent, the Trustee, the agent for the lenders under the Revolving Credit Agreement, the agent for the lenders under the Pari Passu Credit Agreement and the agent for the lenders under the Junior Credit Agreement (the “Junior Intercreditor Agreement”).
After the Pulitzer Debt Satisfaction Date (as such term will be defined in the Indenture), the Securities and the Guarantees will also be secured, subject to Permitted Liens, by a lien on the Pulitzer Collateral (as such term will be defined in the Indenture) on a second-priority basis (which may be a first-priority lien in the event the Junior Credit Facility and any other Pulitzer First Lien Indebtedness (as such term will be defined in the Indenture) is no longer outstanding), (x) equally and ratably with all of the Company’s and the Guarantors’ existing and future obligations under any Pulitzer Junior Lien Indebtedness (as such term will be defined in the Indenture) (which, after the Pulitzer Debt Satisfaction Date, will include obligations under the Pari Passu Credit Facility) and Pulitzer Priority Payment Lien Obligations (as such term will be defined in the Indenture) (which, after the Pulitzer Debt Satisfaction Date, will include all obligations under the Revolving Credit Facility); provided that the holders of Securities will receive proceeds of Pulitzer Collateral of any Pulitzer Subsidiary (as such term will be defined in the Indenture) that has become a Guarantor upon any enforcement action with respect to the Pulitzer Collateral or in any bankruptcy, insolvency or liquidation proceeding only following the prior payment in full of all Pulitzer Priority Payment Lien Obligations, and (y) effectively junior to all of the Company’s and the Guarantors’ existing and future Pulitzer First Lien Indebtedness (which, after the Pulitzer Debt Satisfaction Date, will include all obligations under the Junior Credit Facility and any outstanding Pulitzer First Lien Indebtedness) to the extent of the value of the Pulitzer Collateral.
The Company and the Guarantors hereby confirm their agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:
1.    Purchase and Resale of the Securities.
(a)    The Company agrees to issue and sell the Securities to the Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 98.0% of the principal amount thereof plus accrued interest, if any, from March 31, 2014 to the Closing Date. The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.
(b)    The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth herein and in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:
(i)    it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (“Rule 144A”) (a “QIB”) and an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”);
(ii)    it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and

(iii)    it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:
(A)    within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or
(B)    outside the United States except in accordance with the restrictions set forth in Annex C hereto.
(c)    Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the “no registration” opinions to be delivered to the Initial Purchasers pursuant to Section 6(h), counsel for the Company and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.
(d)    The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser; provided that such offers and sales shall be made in accordance with the provisions of this Agreement .
(e)    The Company and the Guarantors acknowledge and agree that each Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Guarantors or any other person. Additionally, neither the Representative nor any other Initial Purchaser is advising the Company, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representative nor any other Initial Purchaser shall have any responsibility or liability to the Company or the Guarantors with respect thereto. Any review by the Representative or any Initial Purchaser of the Company, the Guarantors, and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representative or such Initial Purchaser, as the case may be, and shall not be on behalf of the Company, the Guarantors or any other person.
2.    Payment and Delivery.
(a)    Payment for and delivery of the Securities will be made at the offices of Simpson Thacher & Bartlett LLP at 10:00 A.M., New York City time, on March 31, 2014, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date.”
(b)    Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representative against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.
3.    Representations and Warranties of the Company and the Guarantors. The Company and the Guarantors jointly and severally represent and warrant to each Initial Purchaser that:
(a)Time of Sale Information and Offering Memorandum. The Time of Sale Information, at the Time of Sale, did not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Time of Sale Information or the Offering Memorandum (it being understood and agreed that the only such information consists of the information specified in Section 7(b)).

(b)Additional Written Communications. The Company and the Guarantors (including their agents and representatives, other than the Initial Purchasers in their capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company and the Guarantors or their agents and representatives (other than a communication referred to in clauses (i) and (ii) below) an “Issuer Written

Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c). Each such Issuer Written Communication, when taken together with the Time of Sale Information at the Time of Sale, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in any Issuer Written Communication (it being understood and agreed that the only such information consists of the information specified in Section 7(b)).

(c)Incorporated Documents. The documents incorporated by reference in the Time of Sale Information and the Offering Memorandum, when filed with the Securities and Exchange Commission (the “Commission”), conformed or will conform, as the case may be, in all material respects to the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)Financial Statements. The financial statements and the related notes thereto included or incorporated by reference in the Time of Sale Information and the Offering Memorandum present fairly in all material respects the financial position of the Company and its subsidiaries (as defined below) as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby; and the other financial information about the Company or any of its subsidiaries included or incorporated by reference in the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Time of Sale Information and the Offering Memorandum fairly presents the information called for in all material respects and is prepared in accordance with the Commission's rules and guidelines applicable thereto.

(e)No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the

Time of Sale Information and the Offering Memorandum (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development reasonably expected by the Company to have a prospective material adverse change, in or affecting the business, properties, rights, assets, management, financial position or results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each of clauses (i), (ii) and (iii) above, as otherwise disclosed in the Time of Sale Information and the Offering Memorandum.

(f)Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, rights, assets, management, financial position or results of operations of the Company and its subsidiaries taken as a whole or on the performance by the Company and the Guarantors of their obligations under this Agreement, the Securities, the Guarantees and the Collateral Documents (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 3 to this Agreement (collectively, the “subsidiaries”). Lee Foundation, an Iowa nonprofit corporation exempt from federal income tax under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, is not a “majority-owned subsidiary”, “totally-held subsidiary” or “wholly-owned subsidiary” of the Company as such terms are defined in Rule 1-02 of Regulation S-X under the Securities Act.

(g)Capitalization. The Company has the capitalization as set forth in the Time of Sale Information and the Offering Memorandum under the heading “Capitalization”; and, except as disclosed in the Time of Sale Information and the Offering Memorandum, all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party (collectively, “Liens”), except for Permitted Liens.

(h)Due Authorization. The Company and each of the Guarantors have full right, power and authority to execute and deliver this Agreement, the Securities, the Indenture (including each Guarantee set forth therein), each of the Collateral Documents to the extent a party thereto, the Pari Passu Intercreditor Agreement and the Junior Intercreditor Agreement (collectively, the “Transaction Documents”), including granting the Liens and security interests to be granted by it pursuant to the Indenture and the Collateral Documents and to perform their respective obligations hereunder and thereunder.

(i)The Indenture. The Indenture has been duly authorized by the Company and each of the Guarantors and on the Closing Date will be duly executed and delivered by the Company and each of the Guarantors and, when duly authorized, executed and delivered in accordance with its terms by each of the other parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(j)The Securities and the Guarantees. The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(k)Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

(l)Revolving Credit Agreement, Pari Passu Credit Agreement and Junior Credit Agreement. On the Closing Date, each of the Revolving Credit Agreement, the Pari Passu Credit Agreement and the Junior Credit Agreement will have been duly authorized, executed and delivered by the Company and each of the Guarantors and, when duly authorized, executed and delivered by each of the other parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions.

(m)Collateral Documents and Intercreditor Agreements. Each of the Collateral Documents, the Pari Passu Intercreditor Agreement and the Junior Intercreditor Agreement has been duly authorized by the Company and each of the Guarantors, to the extent a party thereto, and on the Closing Date, each of the Collateral Documents, the Pari Passu Intercreditor Agreement and the Junior Intercreditor Agreement will be duly executed and delivered by the Company and each of the Guarantors, to the extent a party thereto, and, when duly authorized, executed and delivered in accordance with its terms by each of the other parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors, to the extent a party thereto, enforceable against the Company and each of the Guarantors, to the extent a party thereto, in accordance with its terms, subject to the Enforceability Exceptions.

(n)Descriptions of the Transaction Documents; Collateral. Each Transaction Document conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum. The Collateral conforms in all material respects to the description thereof contained in the Time of Sale Information and the Offering Memorandum.

(o)Collateral Documents, Financing Statements and Collateral. After giving effect to the repayment and termination of the Exit Credit Agreement and the Existing Junior Credit Agreement:

(i)
Upon execution and delivery, the Mortgages will be effective to grant a legal, valid and enforceable mortgage lien and security interest on all of the mortgagor’s right, title and interest in the real property listed on Schedule 4 hereto (each, a “Mortgaged Property” and, collectively, the “Mortgaged Properties”). When the Mortgages are duly recorded in the proper recorders’ offices or appropriate public records and the mortgage recording fees and taxes in respect thereof are paid and compliance is otherwise had with the formal requirements of state law, applicable to the recording of real estate mortgages generally, each such Mortgage shall constitute a validly perfected and enforceable first-priority lien and security interest in the related Mortgaged Property constituting Collateral for the benefit of the Trustee and the holders of the Securities, subject only to Permitted Liens (as defined below) or liens and encumbrances expressly set forth as an exception to the policies of title insurance, if any, obtained to insure the lien of each Mortgage with respect to each of the Mortgaged Properties (such encumbrances and exceptions, the “Permitted Exceptions”), and to the Enforceability Exceptions;

(ii)
Upon execution and delivery, the Security Agreement will be effective to grant a legal, valid and enforceable security interest in all of the grantor’s right, title and interest in the Collateral (other than the Mortgaged Properties), subject to the Enforceability Exceptions;

(iii)
Upon due and timely filing and/or recording of the financing statements and Mortgages, as applicable, with respect to the Collateral described in the Security Agreement and the equipment and fixtures described in the Mortgages (the “Personal Property Collateral”), the security interests granted thereby will constitute valid, perfected first-priority liens and security interests in the Personal Property Collateral, to the extent such security interests can be perfected by the filing and/or recording, as applicable, of financing statements and Mortgages for the benefit of the Trustee and the holders of the Securities, and such security interests will be enforceable in accordance with the terms contained therein against all creditors of any grantor or mortgagor and subject only to liens expressly permitted to be incurred or exist on the Collateral under the Indenture (“Permitted Liens”);

(iv)
Upon execution and delivery by the parties thereto of the control agreements, the security interests in deposit accounts granted pursuant to the Security Agreement will constitute valid, perfected first-priority liens and security interests for the benefit of the Trustee and the holders of the Securities, enforceable in accordance with the terms contained therein against all creditors of any grantor and subject only to Permitted Liens; and

(v)
The Company and the Guarantors collectively own, have rights in or have the power and authority to collaterally assign rights in the Collateral, free and clear of any liens other than the Permitted Exceptions and the Permitted Liens.

(p)No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, as disclosed in the Time of Sale Information or the Offering Memorandum and for any such default or violation that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(q)No Conflicts. The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party (including, but not limited to, the filing of the Mortgages, the filing of any applicable financing statements pursuant to the Security Agreement), the issuance and sale of the Securities and the issuance of the Guarantees, the grant and perfection of liens and security interests in the Collateral pursuant to the Mortgages and the Security Agreement and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset constituting Collateral of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset constituting Collateral of the Company or any of its subsidiaries is subject (other than any lien or encumbrance created or imposed pursuant to the Collateral Documents or the collateral documents relating to the Revolving Credit Agreement, the Pari Passu Credit Agreement or the Junior Creditor Agreement), (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, (A) in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect and (B) in the case of clause (i) above after giving effect to the repayment and termination of the Exit Credit Agreement and the Existing Junior Credit Agreement and the consent of BH Finance LLC, as holder of the Pulitzer Notes.

(r)No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party (including, but not limited to, the filing of any applicable fixture filings relating to the real property covered by the Mortgages, the filing of any applicable financing statements pursuant to the Security Agreement), the issuance and sale of the Securities and the issuance of the Guarantees, the grant and perfection of liens and security interests in the Collateral pursuant to the Mortgages and the Security Agreement and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (A) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (B) to perfect the Trustee’s or the Collateral Agent’s security interests granted pursuant to the Mortgages, the Security Agreement and the financing statements, fixture filings and other filings and deliverables related thereto.

(s)Legal Proceedings. Except as described in the Time of Sale Information and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries is a party or to which any property, right or asset of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and no such Actions are, to the knowledge of the Company and each of the Guarantors, threatened or contemplated by any governmental or regulatory authority or by others.

(t)Independent Accountants. KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act. Baker Tilly Virchow Krause, LLP, who have certified certain financial statements of Madison Newspapers, Inc. (“MNI”) and its subsidiary, are independent public accountants with respect to MNI and its subsidiary within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(u)Real and Personal Property. Except as described in the Time of Sale Information and the Offering Memorandum, the Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are described in or referred to in the Mortgages and all other real and personal property that are material to the respective businesses of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except for Permitted Exceptions and Permitted Liens, in the case of Mortgaged Properties, and, in the case of all other real and personal property, those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(v)Intellectual Property. Except as described in the Time of Sale Information and the Offering Memorandum or as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) the Company and its subsidiaries own or have the right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, know-how, trade secrets, systems, procedures, proprietary or confidential information and all other intellectual property, industrial property and proprietary rights (collectively, “Intellectual Property”), in each case that are used in the conduct of their respective businesses; (ii) the Company and its subsidiaries’ conduct of the Company’s and its subsidiaries’ respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any person; (iii) the Company and its subsidiaries have not received any written notice of any claim relating to Intellectual Property; and (iv) to the knowledge of the Company and any Guarantor, the Intellectual Property of the Company and their subsidiaries is not being infringed, misappropriated or otherwise violated by any person.

(w)No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers or other affiliates of the Company or any of its subsidiaries or, to the Company’s knowledge, stockholders of the Company, on the other, that would be required by the Securities Act to be described in a registration statement on Form S-1 to be filed with the Commission and that is not so described in each of the Time of Sale Information and the Offering Memorandum.

(x)Investment Company Act. Neither the Company nor any of the Guarantors is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Time of Sale Information and the Offering Memorandum, none of them will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(y)Taxes. The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof except those that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with generally accepted accounting principles; and except as otherwise disclosed in the Time of Sale Information and the Offering Memorandum, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets that could reasonably be expected to have a Material Adverse Effect.

(z)Licenses and Permits. The Company and its subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Time of Sale Information and the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as described in the Time of Sale Information and the Offering Memorandum, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except for such revocation or modification as would not, individually or in the aggregate, have a Material Adverse Effect.

(aa)    No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company and each of the Guarantors, is contemplated or threatened and neither the Company nor any Guarantor is aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Company’s or any of the Company’s subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party.

(bb)    Compliance With Environmental Laws. (i) The Company and its subsidiaries (x) are, and since September 27, 2009 were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (z) have not received written notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; and (iii) except as described in the Time of Sale Information and the Offering Memorandum, (x) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Company and its subsidiaries do not know of any obligations regarding compliance with Environmental Laws that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, and (z) none of the Company and its subsidiaries anticipates incurring material capital expenditures necessary to comply with any Environmental Laws.

(cc)    Compliance with ERISA. Except as described in the Time of Sale Information and the Offering Memorandum, (i) each Employer-Sponsored Plan is maintained in compliance in all material respects with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Employer-Sponsored Plan or, to its knowledge, any Multiemployer Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) each Employer-Sponsored Plan, and to its knowledge, each Multiemployer Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, has not failed (whether or not waived) to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Employer-Sponsored Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA); (v) no Multiemployer Plan is in “endangered status” or “critical status” (within the meaning of Section 305 of ERISA); (vi) the fair market value of the assets of each Employer-Sponsored Plan that is a defined benefit plan (within the meaning of Section 3(35) of ERISA) exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vii) no “reportable event” (within the meaning of Section 4043(c) of ERISA and applicable Pension Benefit Guaranty Corporation (“PBGC”) regulations) has occurred; (viii) each Employer-Sponsored Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification; and (ix) neither the Company nor any member of the Controlled Group has incurred any liability under Title IV of ERISA (other than contributions to a Multiemployer Plan or premiums to the PBGC, in the ordinary course and without default) in respect of a Multiemployer Plan; except in each case with respect to the events or conditions set forth in (i) through (ix) hereof, as would not, individually or in the aggregate, have a Material Adverse Effect. For the purposes of this paragraph, the terms used above shall be defined as follows: a “Plan” is defined as an employee benefit plan, within the meaning of Section 3(3) of ERISA; an “Employer-Sponsored Plan” means a Plan that is sponsored by the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations or a group of trades or businesses under common control, each within the meaning of Section 414 of the Code); and a “Multiemployer Plan” is defined as a multiemployer plan within the meaning of Section 3(37) of ERISA, under which the Company (or any member of its Controlled Group) participates on behalf of its employees pursuant to a collective bargaining agreement with a union.

(dd)    Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(ee)    Accounting Controls. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company and its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Time of Sale Information and the Offering Memorandum is prepared in accordance with the Commission's rules and guidelines applicable thereto. Except as disclosed in each of the Time of Sale Information and the Offering Memorandum, there are no material weaknesses or significant deficiencies in the Company’s internal controls.

(ff)    Insurance. The Company and its subsidiaries have insurance (a portion of which is self-insured with a stop loss cover) covering their respective properties, operations, personnel and businesses, including business interruption insurance, in amounts and which insures against such losses and risks as the Company believes to be customary for companies engaged in similar businesses in similar industries and markets; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(gg)    No Unlawful Payments. Neither the Company nor any of its subsidiaries, nor any director or officer of the Company or any of its subsidiaries nor, to the knowledge of the Company and each of the Guarantors, any employee agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any funds of the Company or any of its subsidiaries for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee , including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) to the extent applicable, violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(hh)    Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company or any of the Guarantors, threatened.

(ii)    No Conflicts with Sanctions Laws. Neither the Company nor any of its subsidiaries, directors, officers or employees, nor, to the knowledge of the Company or any of the Guarantors, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is currently the subject of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company, any of its subsidiaries or any of the Guarantors located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Burma (Myanmar), Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in, and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(jj)    Solvency. On and immediately after the Closing Date, the Company and each Guarantor (after giving effect to the issuance and sale of the Securities, the issuance of the Guarantees and the other transactions related thereto as described in the Time of Sale Information and the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date and entity, that on such date (i) the fair value (and present fair saleable value) of the assets of such entity is not less than the total amount required to pay the probable liability of such entity on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) such entity is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance and sale of the Securities and the issuance of the Guarantees as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, such entity is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) such entity is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such entity is engaged; and (v) such entity is not a defendant in any civil action that would result in a judgment that such entity is or would become unable to satisfy.

(kk)    No Restrictions on Subsidiaries. Except (i) as described in the Time of Sale Information or the Offering Memorandum or (ii) as permitted by the Indenture, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(ll)    No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement, the Engagement Letter between the Company and J.P. Morgan Securities LLC and Deutsche Bank Securities Inc., dated March 19, 2014 and the Fee Letter between the Company and J.P. Morgan Securities LLC and Deutsche Bank Securities Inc., dated March 19, 2014) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(mm)    Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and the Offering Memorandum, as of its date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(nn)    No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(oo)    No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(pp)    Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b)

(including Annex C hereto) and compliance by each Initial Purchaser and their respective affiliates with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(qq)    No Stabilization. Neither the Company nor any of the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(rr)    Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Time of Sale Information or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ss)    Industry Statistical and Market Data. Nothing has come to the attention of the Company or any Guarantor that has caused the Company or such Guarantor to believe that the industry statistical and market-related data included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

(tt)    Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(uu)    Mortgage Opinions. (i) Ice Miller LLP, counsel in the State of Indiana, shall furnish to the Representative, at the request of the Company, its opinion, within 90 days of the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex K hereto, (ii) Lane & Waterman LLP, counsel in the States of Iowa and Illinois, shall furnish to the Representative, at the request of the Company, its opinion, within 90 days of the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex K hereto, (iii) Stites & Harbison PLLC, counsel in the State of Kentucky, shall furnish to the Representative, at the request of the Company, its opinion, within 90 days of the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex K hereto, (iv) Holland & Hart LLP, counsel in the State of Montana, shall furnish to the

Representative, at the request of the Company, its opinion, within 90 days of the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex K hereto, (v) Cline, Williams, Wright, Johnson & Oldfather, L.L.P., counsel in the State of Nebraska, shall furnish to the Representative, at the request of the Company, its opinion, within 90 days of the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex K hereto, (vi) Davis Wright Tremaine LLP, counsel in the State of Washington, shall furnish to the Representative, at the request of the Company, its opinion, within 90 days of the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex K hereto, (vii) Godfrey & Kahn, S.C., counsel in the State of Wisconsin, shall furnish to the Representative, at the request of the Company, its opinion, within 90 days of the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex K hereto and (viii) Simpson, Kepler & Edwards, LLC, counsel in the State of Wyoming, shall furnish to the Representative, at the request of the Company, its opinion, within 90 days of the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex K hereto;

4.    Further Agreements of the Company and the Guarantors. The Company and the Guarantors jointly and severally covenant and agree with each Initial Purchaser that:

(a)Delivery of Copies. The Company will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

(b)Offering Memorandum, Amendments or Supplements. Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, in each case, prior to the completion of the initial offering of the Securities by the Initial Purchasers, the Company will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representative reasonably objects in a timely manner.

(c)Additional Written Communications. Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Company and the Guarantors will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.

(d)Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)Time of Sale Information. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will promptly notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f)Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

(g)Blue Sky Compliance. The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that neither the Company nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h)Clear Market. During the period from the date hereof through and including the date that is 90 days after the date hereof, the Company and each of the Guarantors will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or any of the Guarantors and having a tenor of more than one year.

(i)Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Time of Sale Information and the Offering Memorandum under the heading “Use of proceeds.”

(j)Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company and each of the Guarantors will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k)DTC. The Company will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.

(l)No Resales by the Company. The Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

(m)No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(n)No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o)No Stabilization. Neither the Company nor any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(p)Perfection of Security Interests. The Company and each Guarantor shall complete on or prior to the Closing Date all filings and other similar actions required in connection with the perfection of security interests in the Collateral as and to the extent contemplated by the Indenture and the Collateral Documents; provided that the Company and the Guarantors may deliver, furnish and/or cause to be furnished all of the obligations set forth on Schedule 5 hereto within the time periods set forth therein.

5.    Certain Agreements of the Initial Purchasers.    Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) any written communication that contains either (a) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (b) “issuer information” that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) (including any electronic road show) above, (iv) any written communication prepared by such Initial Purchaser and approved by the Company and the Representative in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum.
6.    Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:
(a)Representations and Warranties. The representations and warranties of the Company and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b)No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(c)No Material Adverse Change. No event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(d)Officer’s Certificate. The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Company and of each Guarantor who has specific knowledge of the Company’s or such Guarantor’s financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the best knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii)

confirming that the other representations and warranties of the Company and the Guarantors in this Agreement are true and correct and that the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above.

(e)Comfort Letters. On the date of this Agreement and on the Closing Date, KPMG LLP and Baker Tilly Virchow Krause, LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(f)Opinion and 10b-5 Statement of Counsel for the Company. Lane & Waterman LLP, counsel for the Company, shall have furnished to the Representative, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex D hereto.

(g)Opinion and 10b-5 Statement of Special Counsel for the Company. Sidley Austin LLP, special counsel for the Company, shall have furnished to the Representative, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex E hereto.

(h)Opinions of Local Counsel. (i) Lane & Waterman LLP, counsel in the Statess of Delaware, shall have furnished to the Representative, at the request of the Company, its written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex F hereto, (ii) Lane & Waterman LLP, counsel in the State of Iowa, shall have furnished to the Representative, at the request of the Company, its written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex G hereto, (iii) Lane & Waterman LLP, general counsel to the Subsidiary Guarantors, shall have furnished to the Representative, at the request of the Company, its written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex H hereto (ii) Cline, Williams, Wright, Johnson & Oldfather, L.L.P., counsel in the State of Nebraska, shall have furnished to the

Representative, at the request of the Company, its written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex I hereto and (iii) Bangs, McCullen, Butler, Foye and Simmons LLP, counsel in the State of South Dakota, shall have furnished to the Representative, at the request of the Company, its written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex J hereto.

(i)Opinion and 10b-5 Statement of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion and 10b-5 statement, addressed to the Initial Purchasers, of Simpson Thacher & Bartlett LLP, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.
(j)No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

(k)Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(l)DTC. The Securities shall be eligible for clearance and settlement through DTC.

(m)Indenture and Securities. The Indenture shall have been duly executed and delivered by a duly authorized officer of the Company, each of the Guarantors, and the Trustee and the Collateral Agent, and the Securities shall have been duly executed and delivered by a duly authorized officer of the Company and duly authenticated by the Trustee.

(n)Lien Searches. The Representative shall have received the results of a recent lien search in each of the jurisdictions as may be necessary or, in the reasonable opinion of the collateral agent under the First Lien Credit Agreement, desirable, to perfect the security interests purported to be created by the guarantee under the First Lien Credit Agreement and corresponding collateral agreement, together with copies of such other financing statements that name the Company or any other domestic subsidiary of the Company guaranteeing the First Lien Credit Agreement as debtor; and such search shall reveal no liens on any of the assets of the Company and the Guarantors or their respective subsidiaries except for Permitted Exceptions and Permitted Liens or liens with respect to the Exit Credit Agreement and Existing Junior Credit Agreement.

(o)Security Agreement. The Initial Purchasers shall have received conformed counterparts of the Security Agreement that shall have been executed and delivered by duly authorized officers of each party thereto, in form and substance reasonably satisfactory to the Representative.

(p)Intercreditor Agreements. The Initial Purchasers shall have received conformed counterparts of the Pari Passu Intercreditor Agreement and the Junior Intercreditor Agreement that shall have been executed and delivered by duly authorized officers of each party thereto, in form and substance reasonably satisfactory to the Representative.

(q)Insurance Policies. On or prior to the Closing Date, the Initial Purchasers shall have received satisfactory evidence that the Company and the Guarantors maintain insurance with respect to the Collateral as specified by Section 8.1 of the Security Agreement.

(r)Exit Credit Agreement. The Representative shall have received evidence reasonably satisfactory to it that, substantially simultaneously with the purchase of the Securities by the Initial Purchasers, all outstanding indebtedness under the Exit Credit Agreement, and all accrued and unpaid interest, fees and other amounts owing thereunder, shall be or have been paid in full, all commitments to extend credit under the Exit Credit Agreement shall be or have terminated, and all liens securing obligations thereunder shall be or have been released.

(s)Credit Agreements. Concurrently with or prior to the Closing Date, the Company and the Guarantors shall have entered into the Revolving Credit Agreement, the Pari Passu Credit Agreement and the Junior Credit Agreement, in each case consistent in all material respects with the terms described in the Time of Sale Information and the Offering Memorandum and the Representative shall have received conformed counterparts thereof.

(t)Transactions. Concurrently with or prior to the Closing Date, each of the Transactions shall have been consummated in a manner consistent in all material respects with the descriptions thereof in the Time of Sale Information and the Offering Memorandum.

(u)Additional Documents. On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.
7.    Indemnification and Contribution.
(a)Indemnification of the Initial Purchasers. The Company and each of the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use therein.

(b)Indemnification of the Company and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the Guarantors, each of their respective directors and officers and each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following paragraphs in the Preliminary Offering Memorandum and the Offering Memorandum: the third paragraph, the first and second sentences of the eleventh paragraph and the thirteenth paragraph under the caption “Plan of distribution.”

(c)Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities LLC and any such separate firm for the Company, the Guarantors, their respective directors and officers and any control persons of the Company and the Guarantors shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)Contribution. If the indemnification provided for in paragraph (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)Limitation on Liability. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8.    Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

9.    Defaulting Initial Purchaser.
(a)If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non‑defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b)If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c)If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company or the Guarantors, except that the Company and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

10.    Payment of Expenses.
(a)Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company's and the Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee, the Collateral Agent and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; (ix) the fees and expenses incurred with respect to creating, documenting and perfecting the security interests in the Collateral as contemplated by the Collateral Documents (including the related fees and expenses of counsel to the Initial Purchasers for all periods prior to and after the Closing Date); and (x) all expenses incurred by the Company in connection with any “road show” presentation to potential investors.

(b)If (i) this Agreement is terminated pursuant to Section 8, (ii) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Company and each of the Guarantors jointly and severally agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

11.    Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Initial Purchaser referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser or any affiliate thereof shall be deemed to be a successor merely by reason of such purchase.
12.    Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantors or the Initial Purchasers.
13.    Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended; and (d) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act.
14.    Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.
15.    Miscellaneous.
(a)Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities LLC on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities LLC shall be binding upon the Initial Purchasers.

(b)Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: 212-270-1063); Attention: Earl Dowling. Notices to the Company and the Guarantors shall be given to them at Lee Enterprises, Incorporated, 201 N. Harrison Street, Suite 600, Davenport, Iowa 52801; Attention: Carl G. Schmidt.

(c)Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d)Submission to Jurisdiction. The Company and each of the Guarantors hereby submit to the non-exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company and each of the Guarantors waive any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. Each of the Company and each of the Guarantors agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and each Guarantor, as applicable, and may be enforced in any court to the jurisdiction of which Company and each Guarantor, as applicable, is subject by a suit upon such judgment.

(e)Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(f)Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(g)Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(h)Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

Lee Enterprises, Incorporated,
as Issuer

By: /s/ Carl G. Schmidt
Name:    Carl G. Schmidt

Title:	Vice President, Chief Financial Officer and Treasurer

Accudata, Inc.
Journal-Star Printing Co.
K. Falls Basin Publishing, Inc.
Lee Consolidated Holdings Co.
Lee Publications, Inc.
Lee Procurement Solutions Co.
Sioux City Newspapers, Inc.,
each as a Guarantor

By:    /s/ C.D. Waterman III
Name:    C.D. Waterman III
Title:    Secretary

INN PARTNERS, L.C.,
as a Guarantor

By ACCUDATA, INC., Managing Member

By:    /s/ C.D. Waterman III
Name:    C.D. Waterman III
Title:    Secretary

Signature Page to the Purchase Agreement

Accepted: As of the date first written above

J.P. MORGAN SECURITIES LLC

For itself and on behalf of the
several Initial Purchasers listed
in Schedule 1 hereto.

By /s/ Noah Roth
Authorized Signatory

Noah Roth
Vice President

Signature Page to the Purchase Agreement

Schedule 1

Initial Purchaser	Principal Amount
J.P. Morgan Securities LLC	$320,000,000
Deutsche Bank Securities Inc.	80,000,000
Total	$400,000,000

Schedule 2
Guarantors
Accudata, Inc.
Journal-Star Printing Co.
K. Falls Basin Publishing, Inc.
Lee Consolidated Holdings Co.
Lee Publications, Inc.
Lee Procurement Solutions Co.
Sioux City Newspapers, Inc.
INN Partners, L.C. d/b/a TownNews.com

Schedule 3
Subsidiaries

Name	Percentage Owned
Lee Publications, Inc.	100%
Lee Procurement Solutions Co.	100%
Lee Consolidated Holdings Co.	100%
Accudata, Inc.	100%
Amplified Digital, LLC	100%
Fairgrove LLC	100%
Flagstaff Publishing Co.	100%
Hanford Sentinel, Inc.	100%
Journal-Star Printing Co.	100%
K. Falls Basin Publishing, Inc.	100%
Napa Valley Publishing Co.	100%
Pantagraph Publishing Co.	100%
Pulitzer Inc.	100%
Pulitzer Missouri Newspapers, Inc.	100%
Pulitzer Newspapers, Inc.	100%
Pulitzer Network Systems LLC	100%
Pulitzer Technologies, Inc.	100%
Santa Maria Times, Inc.	100%
Sioux City Newspapers, Inc.	100%
Southwestern Oregon Publishing Co.	100%
St. Louis Post-Dispatch LLC	100%

STL Distribution Services LLC	100%
Star Publishing Company	100%
Suburban Journals of Greater St. Louis LLC	100%
Ynez Corporation	100%
INN Partners, L.C. d/b/a TownNews.com	82.5%

Schedule 4
Real Property

Owner	Address:	County:
Lee Enterprises, Incorporated	401 N Broadway Billings MT	Yellowstone
Lee Enterprises, Incorporated	710 N Illinois Ave Carbondale IL	Jackson
Journal-Star Printing Co	900 Q St Lincoln NE	Lancaster
Lee Enterprises, Incorporated	500 E Third St Davenport IA	Scott
Lee Enterprises, Incorporated	212 4th St Racine WI	Racine
Lee Publications, Inc.	170 Star Lane Casper WY	Natrona
Lee Publications, Inc.	770 11th Ave Longview WA	Cowlitz
Lee Publications, Inc.	120 Limestone St Maysville KY	Mason
Lee Publications, Inc.	601 W 45th Ave Munster IN	Lake
Lee Publications, Inc.	515 Pavonia Sioux City IA	Woodbury

* a parking lot in 900 N Tucker Blvd, St. Louis MO is held for sale.

Schedule 5
Post-Closing Requirements
With respect to any fee interest in any Premises owned by the Company or a Subsidiary Guarantor on the Issue Date or acquired by the Company or a Subsidiary Guarantor after the Issue Date that forms a part of the Lee Legacy Collateral or the Pulitzer Collateral, as applicable, within 90 days of the Issue Date or 90 days of the date of acquisition (or such later date as the Collateral Agent may agree in its reasonable discretion), as applicable:

(1)
the Company or such Subsidiary Guarantor shall deliver to the Collateral Agent, as mortgagee or beneficiary, as applicable, for the ratable benefit of itself and the Holders, fully executed counterparts of Mortgages, duly executed by the Company or such Subsidiary Guarantor, together with satisfactory evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage (and payment of any taxes or fees in connection therewith), together with any necessary fixture filings, as may be necessary to create a valid, perfected Lien, with the priority required by the Indenture, the Collateral Documents, the Lee Pari Passu Intercreditor Agreement, the Lee Junior Intercreditor Agreement, the Pulitzer Junior Intercreditor Agreement and the Pulitzer Pari Intercreditor Agreement, subject to Permitted Liens, as the case may be, against the properties purported to be covered thereby;

(2)
the Collateral Agent shall have received mortgagee’s title insurance policies in favor of the Collateral Agent, and its successors and/or assigns, in the form necessary, with respect to the property purported to be covered by the applicable Mortgages, to insure that the interests created by the Mortgages constitute valid Liens thereon, with the priority required by the Indenture, the Collateral Documents, the Lee Pari Passu Intercreditor Agreement, the Lee Junior Intercreditor Agreement, the Pulitzer Junior Intercreditor Agreement and the Pulitzer Pari Intercreditor Agreement, free and clear of all Liens, defects and encumbrances, other than Permitted Liens. All such title policies to be in amounts equal to 100% of the estimated fair market value of the Premises covered thereby, and such policies shall also include such endorsements as shall be contained in the corresponding title insurance policies issued in favor of the administrative agent under any Debt Facility and shall be accompanied by evidence of the payment in full by the Company or the applicable Subsidiary Guarantor of all premiums thereon (or that satisfactory arrangements for such payment have been made); and

(3)
the Company or the Subsidiary Guarantors shall deliver to the Collateral Agent (x) with respect to each of the Premises owned on the Issue Date, such filings and, with respect to any Premises, surveys (and any survey affidavits that the title company may reasonably require in connection with the issuance of survey coverage under the title insurance policies) of such Premises to the extent required by the administrative agent under any Debt Facility, local counsel mortgage enforceability opinions, flood hazard determinations and any required flood insurance, along with such other documents, instruments, certificates and agreements, and any other documents necessary to comply with clauses (1) and (2) above, and (y) with respect to each of the Premises acquired after the Issue Date, such filings and, with respect to any Premises, surveys (and any survey affidavits that the title company may reasonably require in connection with the issuance of the survey coverage under the title insurance policies) of such Premises to the extent required by the administrative agent under any Debt Facility,flood hazard determinations and any required flood insurance, along with such other documents, instruments, certificates and agreements, and any other documents necessary to comply with clauses (1) and (2) above and to in each case perfect the Collateral Agent’s security interest, with the Lien priority required by the Indenture, the Collateral Documents, the Lee Pari Passu Intercreditor Agreement, the Lee Junior Intercreditor Agreement, the Pulitzer Junior Intercreditor Agreement and the Pulitzer Pari Intercreditor Agreement in such Premises, together with such local counsel mortgage enforceability opinions.

With respect to any deposit accounts owned by the Company or a Subsidiary
Guarantor on the Issue Date or created or acquired by the Company or a Subsidiary Guarantor after the Issue Date that forms part of the Lee Legacy Collateral or the Pulitzer Collateral, as applicable (in each case, other than Excluded Accounts or any other accounts constituting Excluded Property, collectively, the “Relevant Accounts”), within 90 days of the Issue Date or 90 days after the date of such creation or acquisition, as the case may be (or such later date as may be reasonably acceptable to the Collateral Agent in its sole discretion), the Company or such Subsidiary Guarantor shall take such actions to perfect by control as are contemplated by the Pari Passu Credit Facility with respect to control agreements over the Relevant Accounts, subject in all respects to the terms and provisions of the Lee Pari Passu Intercreditor Agreement, Lee Junior Intercreditor Agreement, the Pulitzer Pari Intercreditor Agreement and the Pulitzer Junior Intercreditor Agreement, as applicable.

ANNEX A
Additional Time of Sale Information
1.    Supplement to the Preliminary Offering Memorandum, dated March 21, 2014
2.    Term sheet containing the terms of the Securities, substantially in the form of Annex B.

ANNEX B

Pricing Term Sheet, dated March 21, 2014
to Preliminary Offering Memorandum dated March 18, 2014
and Supplement dated March 21, 2014
Strictly Confidential

Lee Enterprises, Incorporated

This pricing term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum, as amended by the Supplement (as so amended, the “Preliminary Offering Memorandum”). The information in this pricing term sheet supplements the Preliminary Offering Memorandum and updates and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum. Terms used and not defined herein have the meanings assigned in the Preliminary Offering Memorandum.

The notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. The notes may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S under the Securities Act) except in transactions exempt from, or not subject to, the registration requirements of the Securities Act. Accordingly, the notes are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

Issuer:	Lee Enterprises, Incorporated
Security description:	9.500% Senior Secured Notes due 2022
Distribution:	144A/Reg. S without registration rights
Size:	$400,000,000
Gross proceeds:	$400,000,000
Maturity:	March 15, 2022
Coupon:	9.500%, accruing from March 31, 2014
Issue price:	100.000% of face amount.
Yield to maturity:	9.500%
Spread to Benchmark Treasury:	+702 basis points
Benchmark Treasury:	UST 2.00% due February 15, 2022
Interest Payment Dates:	March 15 and September 15, commencing September 15, 2014.
Equity clawback:	Up to 35% at 109.5% prior to March 15, 2017

Optional redemption:	Make-whole call @ T+50bps prior to March 15, 2018, then:
	On or after:	Price:
	March 15, 2018	104.750%
	March 15, 2019	102.375%
	March 15, 2020 and thereafter	100.000%

Change of control:	Putable at 101% of principal plus accrued and unpaid interest
Trade date:	March 21, 2014
Settlement:	T+6; March 31, 2014. It is expected that delivery of the notes will be made against payment therefor on or about March 31, 2014, which is the sixth business day following the date hereof (such settlement cycle being referred to as “T+6”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market generally are required to settle in three business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes on the date of pricing or the next two business days will be required, by virtue of the fact that the notes initially will settle in T+6, to specify an alternative settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the notes who wish to trade the notes on the date of pricing or the next two business days should consult their own advisors.

CUSIP:	523768 AF6 (144A) U52349AD6 (Reg. S)
ISIN:	US523768AF63 (144A) USU52349AD66 (Reg. S)
Denominations/Multiple:	2,000 x 1,000

Bookrunners:	J.P. Morgan
Deutsche Bank Securities
Concurrent closings:
The closing of the offering is conditioned upon the concurrent closing of and, if applicable, funding under the Revolving Credit Facility, the Pari Passu Credit Facility and the Junior Credit Facility.

Changes:
In addition to the information set forth above, the Preliminary Offering Memorandum has been amended by the Supplement dated March 21, 2014.

The Company is seeking to extend the term of the Revolving Credit Facility from 3¾ years to 4¾ years. However, there can be no assurance that the term of the Revolving Credit Facility will be extended.

__________________
This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.
This communication is being distributed in the United States solely to (1) “qualified institutional buyers,” as defined in Rule 144A under the Securities Act and (2) outside the United States solely to non-U.S. persons as defined under Regulation S under the Securities Act.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

ANNEX C

Restrictions on Offers and Sales Outside the United States
In connection with offers and sales of Securities outside the United States:
(a)    Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.
(b)    Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:
(i)    Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.
(ii)    None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.
    (iii)    At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S to any distributor, dealer or other person receiving a selling concession, fee or other remuneration, such Initial Purchaser will have sent to such distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:
The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.
(iv)    Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.
Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

ANNEX D

Form of Opinion of Counsel for the Company and the Guarantors
To:     J.P. Morgan Securities LLC
Deutsche Bank Securities, Inc.

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, NY 10179

Re:    Opinion of Counsel

Ladies and Gentlemen:

We have acted as counsel to Lee Enterprises, Incorporated (the “Company”), a Delaware corporation, and the subsidiaries of the Company listed on Schedule II attached hereto (each a “Subsidiary Guarantor” and collectively, the “Guarantors”) in connection with that certain Purchase Agreement, dated March [•], 2014 (the “Purchase Agreement”) to which the Company, the Guarantors, and the initial purchasers listed on Schedule I attached hereto (the “Initial Purchasers”) are parties, and which Purchase Agreement relates to the issuance and sale by the Company to the Initial Purchasers, severally, upon the terms and conditions set forth therein, of [$400] million aggregate principal amount of its [•]% Senior Secured Notes Due 2022 (the “Notes”).

This opinion is furnished to you at the request of the Company and pursuant to Section 6(f) of the Purchase Agreement. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Purchase Agreement.

Various issues concerning (a) federal law and the laws of New York and California are addressed in the opinion of Sidley Austin LLP, (b) [federal law] and laws of Arizona are addressed in the opinion of Snell & Wilmer L.L.P., (c) federal law and laws of Indiana are addressed in the opinion of Ice Miller LLP, (d) federal law and laws of Kentucky are addressed in the opinion of Stites & Harbison PLLC, (e) federal law and laws of Missouri are addressed in the opinion of Lewis, Rice & Fingersch, L.C., (f) federal law and laws of Montana are addressed in the opinion of Holland & Hart LLP, (g) federal law and laws of Nebraska are addressed in the opinion of Cline, Williams, Wright, Johnson & Oldfather, L.L.P., (h) federal law and laws of Nevada are addressed in the opinion of Brownstein Hyatt Farber Schreck, LLP, (i) federal law and laws of Oregon and Washington are addressed in the opinion of Davis Wright Tremaine LLP, (j) federal law and laws of South Dakota are addressed in the opinion of Bangs, McCullen, Butler, Foye and Simmons LLP, (k) federal law and laws of Wisconsin are addressed in the opinion of Godfrey & Kahn, S.C., and (l) federal law and laws of Wyoming are addressed in the opinion of Simpson, Kepler & Edwards, LLC, each of which opinions will be separately provided to you. Although such opinions may contain exceptions, assumptions, qualifications and other limitations, we have not considered the effect, if any, of such limitations in the rendering of the opinions expressed herein. Accordingly, we express no opinion as to matters covered by such opinions. We are not licensed in the State of Delaware, or any state listed in clauses (a) through (l) above (the “Subsidiary States”).

Except as otherwise stated herein, we are opining herein as to the effect on the subject transaction only of the federal laws of the United States, and the internal laws of the State of Iowa, the General Corporation Law of the State of Delaware (the “DGCL”), and, with respect to numbered paragraphs 1 through 4 and 7 through 11, statutory law in the Subsidiary States, as applicable, and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware any other laws, or as to any matters of municipal law or the laws of any local agencies within any state.

In connection with this opinion, we have examined and relied upon originals and copies of the Purchase Agreement, the Indenture, the Revolving Credit Agreement, the Pari Passu Credit Agreement, the Junior Credit Agreement, the Collateral Documents, the Pari Passu Intercreditor Agreement, the Junior Intercreditor Agreement, the Preliminary Offering Memorandum, Pricing Term Sheet and the final Offering Memorandum (the foregoing, collectively, the “Transaction Documents”). We have also examined such other documents and certificates and such matters of law as we have deemed necessary for purposes of this opinion. To the extent we deemed necessary for purposes of this opinion, we have relied, without independent verification or investigation, upon (i) the statements and representations of officers of the Company and the Guarantors as to factual matters, (ii) the corporate records provided to us by such officers and (iii) certificates and other documents obtained from public officials. We have further relied as to factual matters on the representations and warranties contained in the Transaction Documents. We have assumed the completeness and accuracy of all such representations and warranties as to factual matters.

As to parties other than the Company and the Guarantors, we have assumed, without independent verification or investigation, the due execution and delivery of the Transaction Documents and all ancillary documentation, the genuineness of all signatures, the legal capacity of all individuals who have executed the Transaction Documents and all other documents we have reviewed, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as draft, certified, photostatic, reproduced or conformed copies and the accuracy and completeness of all such documents. In rendering the opinions expressed below, we have assumed that the Transactions Documents are enforceable in accordance with their terms.

Wherever we indicate that our opinion with respect to the existence or absence of facts is “to our knowledge”, “known by us” or the like, our opinion is based solely on the current conscious awareness of facts or other information of the attorneys currently with our firm who have represented the Company and the Guarantors, including in connection with the transactions contemplated by the Transaction Documents. Except as expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from such representation.

Based on the foregoing, we express the following opinions:

(1)
The Company and each of its Subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, rights, assets, management, financial position or results of operations of the Company and its Subsidiaries taken as a whole or on the performance by the Company and the Guarantors of their obligations under the Purchase Agreement, the Securities, the Guarantees and the Collateral Documents (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than [the Lee Foundation and] the Subsidiaries listed in Schedule 3 to the Purchase Agreement.

(2)
The Company has the capitalization as set forth in the Time of Sale Information and the Offering Memorandum under the heading “Capitalization”; and, except as disclosed in the Time of Sale Information and the Offering Memorandum and after giving effect to the repayment and termination of the Exit Credit Agreement and the Existing Second Lien Credit Agreement, all the outstanding shares of capital stock or other equity interests of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any Lien, except for Permitted Liens.

(3)	The Purchase Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

(4)	The Indenture has been duly authorized, executed and delivered by the Company and the Guarantors.

(5)	The Securities have been duly authorized, executed and delivered by the Company.

(6)	The Revolving Credit Agreement, Junior Credit Agreement and the Pari Passu Credit Agreement have been duly authorized, executed and delivered by the Company.

(7)
Each of the Security Agreement, the Pari Passu Intercreditor Agreement and the Junior Intercreditor Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors party thereto.

(8)	The Guarantee by each Subsidiary Guarantor has been duly authorized, executed and delivered by each such Subsidiary Guarantor.

(9)
Except for the Pulitzer Consent, and after giving effect to the repayment and termination of the Exit Credit Agreement and the Existing Second Lien Credit Agreement, no consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) is required to be obtained or made by the Company or the Guarantors for the consummation of the transactions contemplated by the Purchase Agreement or any of the Transaction Documents in connection with the offering, issuance and sale of the Offered Securities by the Company and the Guarantors, except (i) as otherwise contemplated by the Offering Memorandum and the Indentures and (ii) for such consents, approvals, authorizations, orders, filings or registrations that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect.

(10)
The execution and delivery of the Transaction Documents to which the Company, the Guarantors or their respective Subsidiaries is party and the performance by such entity of its obligations thereunder (a) does not violate any existing law, governmental rule or regulation of any State, (b) will not violate the certificate of incorporation, by-laws, certificate of formation, operating agreement or other constitutive document, as applicable, of such entity and (c) will not result in a breach of, or constitute a default under, any order, judgment, decree of any court, arbiter or Governmental Authority applicable to such party or, after giving effect to the repayment and termination of the Exit Credit Agreement and the Existing Second Lien Credit Agreement and subject to the Pulitzer Consent, result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company pursuant to any material agreement to which such entity is a party; provided, however, that Article 8 of the Operating Agreement of INN Partners, L.C. grants to its members and the company certain rights in the event of a sale, exchange, assignment or other transfer for value by any member.

(11)
Except as disclosed in the Time of Sale Information or the Offering Memorandum, to our knowledge there are no pending actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) against or affecting the Company, the Guarantors, any of their respective Subsidiaries or any of their respective properties that, if determined adversely to the Company, the Guarantors or any of their respective Subsidiaries, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect, or would reasonably be expected to materially and adversely affect the ability of the Company or the Guarantors to perform their obligations under the Transaction Documents, or which are otherwise material in the context of the sale of the Securities; and no such actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) are, to our knowledge, threatened against the Company or the Guarantors.

(12)
Neither the Company nor any Subsidiary Guarantor is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Time of Sale Information and the Offering Memorandum, will be an “investment company” as defined in the Investment Company Act.

(13)
We have participated in conferences with representatives of the Company and, although we assume no responsibility for the accuracy, completeness or fairness of the Time of Sale Information and the Offering Memorandum and any amendment or supplement thereto (except as expressly provided above), nothing has come to our attention to cause us to believe that the Time of Sale Information, at the Time of Sale (which we assume to be the date of the Purchase Agreement), contained any untrue statement of material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Offering Memorandum or any amendment or supplement thereto, as of its date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than, in each case, the financial statements and other financial information contained or incorporated by reference therein, as to which we express no belief).

(14)
Our opinions set forth above are subject to the following qualifications:

(a)We render no opinion with regard to the enforceability of any provision in any of the Transaction Documents that: (i) purports to confer, waive or consent to the jurisdiction of any court or to restrict or waive any right granted by constitutional, common or statutory law or access to any other legal or equitable remedy or defense (including, without limitation, any forum selection clause, any submission to jurisdiction and any express or implied waiver of any objection to venue in any court or of any objection that a court is an inconvenient forum or of any right to a jury trial) or any right to collect damages (including, without limitation, actual, consequential, special, incidental, exemplary and punitive damages), (ii) grants so called “self-help” or extrajudicial remedies, (iii) provides for the indemnification or prospective release of any person or entity against liability where the release or indemnification is contrary to any applicable law or public policy, (iv) provides that rights or remedies are not exclusive, that every right or remedy is cumulative, or that the election of a particular remedy or remedies does not preclude recourse to one or more other remedies, (v) purports to preclude the modification of the Transaction Documents through conduct, custom or course of performance, action or dealing, (vi) requires the payment or reimbursement of fees, costs, expenses or other amounts without regard to whether they are reasonable in nature or amount, (vii) provides that provisions in the Transaction Documents may not be waived or modified except in writing, which may not be enforceable under certain circumstances, or (viii) provides that any failure to exercise or any delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies.

(b)Our opinions expressed above are subject to: (i) general principles of equity (regardless of whether enforceability thereof is considered in a proceeding in equity or at law); (ii) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance or other similar laws generally affecting creditors’ rights in effect at the time when enforcement is sought; (iii) compliance with, and limitations imposed by, procedural and regulatory requirements relating to the exercise of remedies; and (iv) provisions of applicable law limiting a person’s right to waive the benefits or vary the provisions of any such law.

(c)We express no opinion as to whether a federal or state court would give effect to the choice of law provided for in the Transaction Documents.

(d)The foregoing opinions are limited to the laws and regulations of the United States and the States of Iowa and Delaware, and we have not considered and express no opinion on the laws or regulations of any other jurisdiction. This opinion is rendered only with respect to the laws and regulations thereunder that are in effect as of the date hereof. We assume no responsibility for updating this opinion to take into account any event, action, interpretation or change of law occurring subsequent to the date hereof that may affect the validity of any of the opinions expressed herein.

This opinion is furnished by us solely for your benefit and the benefit of your permitted successors and assigns under the Purchase Agreement for use in connection with the Transaction Documents and the transactions contemplated thereby and it may not be relied upon by, nor copies provided to, any other person (including, without limitation, any person or entity who or which obtains Notes from any Initial Purchaser or otherwise) or for any other purpose, without our prior written consent.

Respectfully,

ANNEX E

Form of Opinion of Special Counsel to the Company

Based on and subject to the limitations, qualifications, exceptions and assumptions set forth in the opinion letter, we are of the opinion that:

(1)	The Indenture is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms.

(2)
When the Notes have been duly authenticated by the Trustee and issued in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the Purchase Agreement, the Notes will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture.

(3)
When the Notes have been duly authenticated by the Trustee and issued in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the Purchase Agreement, the Guarantee of each Guarantor will be a valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, and will be entitled to the benefits of the Indenture.

(4)
Assuming the accuracy and performance of, and compliance with, the representations, warranties, covenants and agreements of the Company, the Guarantors and the Initial Purchasers set forth in the Purchase Agreement, it is not necessary, in connection with the sale of the Securities by the Company to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of the Securities by the Initial Purchasers, in each case in the manner contemplated by the Purchase Agreement, the Pricing Disclosure Package (as defined below) and the Offering Memorandum, to register the Securities under the Securities Act of 1933, as amended, or to qualify the Indenture under the Trust Indenture Act of 1939, as amended, it being understood that we express no opinion as to any subsequent resale or other transfer of any Securities.

(5)
The statements set forth in the Pricing Disclosure Package and the Offering Memorandum under the captions “Description of Notes” and “Description of other indebtedness,” to the extent that such statements purport to describe certain provisions of the Indenture, the Securities, the Security Agreement and the Intercreditor Agreements, accurately describe such provisions in all material respects.

(6)	The statements set forth in the Pricing Disclosure Package and the Offering Memorandum under the caption “Material United States federal income tax considerations,” to the extent that such statements purport to describe certain matters of U.S. federal income tax law and regulations, accurately describe such matters in all material respects, subject to the assumptions, conditions, qualifications and limitations stated therein.

(7)
No consent, approval, authorization, waiver, license, filing or other order of any state regulatory body, state administrative agency or other state governmental body of the State of New York is required under Applicable Laws for the execution and delivery by the Company or the Guarantors of the Purchase Agreement, the Indenture, the Security Agreement and the Intercreditor Agreements and the issuance and sale of the Securities to the Initial Purchasers as contemplated by the Purchase Agreement, except such as may be required to perfect or record the security interests and other liens that are intended to be created under the Security Agreement.

(8)
The execution and delivery by the Company and the Guarantors of the Purchase Agreement, the Security Agreement and the Intercreditor Agreements, and the issuance and sale of the Securities to the Initial Purchases as contemplated by the Purchase Agreement, do not result in a violation by the Company or the Guarantors of any of the terms and provisions of any Applicable Laws.

(10)The provisions of the Security Agreement are effective to create in favor of the
Collateral Agent, for the benefit of the [Secured Parties] (as defined in the
Security Agreement), a valid security interest in the Company’s and each
Guarantor’s rights in the Article 9 Collateral as security for the [Secured
Obligations] (as defined in the Security Agreement).
(11) The Security Agreement is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms.
(12) Each of the Intercreditor Agreements is a valid and binding agreement of the
Company and each Guarantor, enforceable against the Company and each
Guarantor in accordance with its terms.
(13) Assuming that the Company and each Guarantor delivers all “security certificates” (as such term is defined in Section 8-102(a)(16) of the NY-UCC)
representing Article 9 Collateral consisting of [“Stock”] and [“Pledged Interests”]
(as such terms are defined in the Security Agreement) owned by the Company and the Guarantors to the Credit Agreement Collateral Agent in the State of
New York, duly indorsed to the Credit Agreement Collateral Agent or in blank, and assuming that such security certificates are continuously held by the Credit
Agreement Collateral Agent in the State of New York at all times following such delivery, the security interest of the Collateral Agent in such portion of the Article
9 Collateral represented by such security certificates will constitute a perfected security interest and, assuming that the Credit Agreement Collateral Agent receives such security certificates without “notice of an adverse claim” (within the meaning of Section 8-105 of the NY-UCC), the Collateral Agent’s security interest in such [“Stock”] and [Pledged Securities] will be free of any “adverse claim” (as defined in Section 8-102(a)(1) of the NY-UCC).

In acting as special counsel to the Company in connection with the transactions described above, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of the Initial Purchasers and their counsel, at which conferences certain contents of the Pricing Disclosure Package and the Offering Memorandum and related matters were discussed. Although we are not passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements included or incorporated by reference in or omitted from the Pricing Disclosure Package, the Offering Memorandum or the Incorporated Documents and have made no independent check or verification thereof (except as set forth in opinion paragraphs (v) and (vi) above), based on our participation in such conferences, no facts have come to our attention that have caused us to believe that:
1.    the Preliminary Offering Memorandum and the Pricing Term Sheet, considered together (collectively, the “Pricing Disclosure Package”), as of [•] [a/p].m. (New York City time) on March [•], 2014, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

2.    the Offering Memorandum, as of its date or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except in each case that we express no belief and make no statement with respect to financial statements, notes and schedules and other financial or accounting data included or incorporated by reference in or omitted from the Pricing Disclosure Package, the Offering Memorandum or the Incorporated Documents.

ANNEX F

Form of Opinion of Delaware Local Counsel

(1)
The Delaware Debtors are limited liability companies or corporations duly organized, validly existing and in good standing under the laws of the State. Each of the Delaware Debtors has all requisite corporate or limited liability company power and authority to own its respective property and to carry on its respective business as presently conducted and proposed to be conducted.

(2)
Each of the Delaware Debtors has the requisite corporate or limited liability company power and authority to execute and deliver each of the Transaction Documents to which they are a party and to perform their obligations under each of the Transaction Documents.

(3)	Each of the Delaware Debtors has duly authorized, executed and delivered each of the Transaction Documents to which they are a party.

(4)
The execution and delivery by each of the Delaware Debtors of the Transaction Documents to which such Delaware Debtor is party and the performance by such Delaware Debtor of its obligations thereunder (a) will not violate the certificate of incorporation, by-laws, certificate of formation, operating agreement or other constitutive document, as applicable, of any of the Delaware Debtors, (b) will not violate any provision of any statute or other rule or regulation applicable to such Delaware Debtor and (c) will not result in a breach of, or constitute a default under, any order, judgment, decree of any court, arbiter or Governmental Authority applicable to such Delaware Debtor or any material agreement to which any Delaware Debtor is a party and will not result in the creation of any Liens, other than Liens created pursuant to the Transaction Documents.

(5)
Except as may be required in order to perfect the Liens contemplated by the Transaction Documents, no consent, approval, license or exemption by, or order or authorization of, or filing, registration or recording with, or permit from, any governmental authority is required to be obtained by the Delaware Debtors in connection with the execution and delivery of the Transaction Documents to which each such Delaware Debtor is party or the performance by each such Delaware Debtor of its obligations thereunder.

(6)
There is no judgment, order, action, suit, proceeding, inquiry or investigation, at law or in equity, before any court or Governmental Authority, arbitration board or tribunal, pending or threatened against any Debtor or any property of any Debtor, except for such judgments, orders, actions, suits, proceedings, inquiries or investigations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(7)	None of the Debtors is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(8)	The Financing Statements are in appropriate form for filing under Article 9 of the Delaware UCC, as applicable.

(9)
Once the Financing Statements have been duly presented and filed under the Delaware UCC in the office of the Delaware Secretary of State as applicable, and the Trademark Agreement having been filed in the United States Patent and Trademark Office (the “USPTO”), respectively, and any requisite filing or recording fees having been paid, the Collateral Agent on behalf of the Secured Creditors would have a perfected security interest in such portion of the Collateral in which perfection of a security interest can be effected by the filing of financing statements under the Delaware UCC.

ANNEX G

Form of Opinion of Iowa Local Counsel

(1)
We have examined the Financing Statements to be filed in the office of the Secretary of State of the State of Iowa (the “Filing Office”) pursuant to the Security Agreement. Upon the filing of the Financing Statements in the Filing Office and payment of any requisite filing fees, assuming the Collateral (as defined in the Security Agreement) described in the Financing Statement is owned by the Iowa Subsidiary Guarantors, the Collateral Agent on behalf of the Secured Creditors will have a perfected security interest in the types of property in which a security interest may be perfected by filing a financing statement in the State under the Uniform Commercial Code of the State (the “UCC”).

(2)
The execution, delivery, filing or recording, as applicable, and performance by the Iowa Subsidiary Guarantors of each of the Documents to which they or any of them is a party (i) will not violate any existing law, governmental rule or regulation of the State and (ii) do not require any license, permit, authorization, consent or other approval of, any exemption by, or any registration, recording or filing with any court, administrative agency or other governmental authority of the State.

(3)
The Iowa Subsidiary Guarantors (i) are duly organized and validly existing corporations or limited liability companies, as the case may be, in good standing under the laws of the State, and(ii) have the corporate or limited liability company power and authority, as the case may be, to own their property and assets and to transact the business as currently conducted. and perform their obligations under the Documents.

(4)
The Iowa Subsidiary Guarantors have the corporate or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of the Documents and have taken all necessary corporate or limited liability company action, as the case may be, to authorize the execution, delivery and performance of the Documents. The Iowa Subsidiary Guarantors have duly executed and delivered the Documents.

(5)
Neither the execution, delivery or performance by the Iowa Subsidiary Guarantors of the Documents (including, without limitation, the granting of Liens pursuant to the Security Agreement), nor compliance with the terms and provisions thereof, will contravene any pro-vision of any applicable law, statute, rule or regulation. Neither the execution, delivery or performance by the Iowa Subsidiary Guarantors of the Documents (including, without limitation, the granting of Liens pursuant to the Security Agreement), nor compliance with the terms and provisions thereof, (i) will contravene any provision of any applicable order, writ, injunction or decree of any court or governmental instrumentality applicable to the Iowa Subsidiary Guarantors and known to us, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Agreement) upon any of the property or assets of the Iowa Subsidiary Guarantors or any one of them or any of their respective Subsidiaries pursuant to the terms of any material indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement or instrument to which the Iowa Subsidiary Guarantors or any one of them or any of their respective Subsidiaries is a party or under which any property or assets are bound or (iii) will violate any provision of the certificate or articles of incorporation or by-laws (or equivalent organizational documents) of any Iowa Subsidiary Guarantor.

(6)
No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with (except for those that have been obtained or made on or prior to the date hereof and which remain in full force and effect on the date hereof), or exemption by any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of the Documents or (ii) the legality, validity, binding effect or enforceability of the Documents.

ANNEX H

Form of Opinion of General Counsel to Subsidiary Guarantors

(1)
Each of Lee and each Subsidiary Guarantor (i) is a duly organized and validly existing corporation or limited liability company, as the case may be, in good standing under the laws of the states of their organization; and (ii) has the corporate or limited liability company power and authority, as the case may be, to own its property and assets and to transact the business in which it has engaged and presently proposes to engage in.

(2)
Each of Lee and each Subsidiary Guarantor has the requisite corporate or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of the Documents to which it is a party. Lee has the requisite corporate authority and has taken all necessary corporate action to authorize it to issue the notes under the Indenture.

(3)
Each of Lee and each Subsidiary Guarantor has taken all necessary corporate or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of the Documents to which it is a party.

(4)	Each of Lee and each Subsidiary Guarantor has duly executed and delivered the Documents to which it is a party.

(5)
The execution and delivery by each Debtor of the Documents to which such Debtor is party and the performance by such Debtor of its obligations thereunder (a) does not violate any existing law, governmental rule or regulation of any State, (b) will not violate the certificate of incorporation, by-laws, certificate of formation, operating agreement or other constitutive document, as applicable, of such Debtor, (c) will not result in the creation of any liens, other than liens created pursuant to the Documents and (d) will not result in a breach of, or constitute a default under, any order, judgment, decree of any court, arbiter or Governmental Authority applicable to such Debtor or any material agreement to which any Debtor is a party; provided, however, that Article 8 of the Operating Agreement of INN Partners, L.C. grants to its members and the company certain rights in the event of a sale, exchange, assignment or other transfer for value by any member.

(6)	Neither Lee nor any Subsidiary Guarantor is and, after giving effect to the Documents, will be, an “investment company” as defined in the Investment Company Act.

ANNEX I
Form of Opinion of Nebraska Local Counsel

(1)
The execution, delivery, filing or recording, as applicable, and performance by the Assignor of the Financing Statement (i) will not violate any existing law, governmental rule or regulation of the State and (ii) do not require any license, permit, authorization, consent or other approval of, any exemption by, or any registration, recording or filing with any court, administrative agency or other governmental authority of the State.

(2)
We have examined the financing statement (the “Financing Statement”) to be filed in the office of the Secretary of State of Nebraska (the “Filing Office”) and upon filing of such Financing Statement, all filings, registrations and recordings necessary or appropriate in the State to perfect the security interest granted by Journal-Star Printing Co., (the “Debtor,” as defined in the Financing Statement), to the Collateral Agent, (the “Secured Party, as defined in the Financing Statement), for the benefit of the Secured Creditors in personal property, other than goods that are or are to become fixtures or as-extracted collateral or timber to be cut, in which a lien may be perfected by filing in the State will have been accomplished and the security interests granted by the Debtor to the Collateral Agent for the benefit of the Secured Creditors will constitute a perfected security interest.

ANNEX J

Form of Opinion of South Dakota Counsel

(1)	The execution, delivery and performance of the Transaction Documents by LCHCo., and the consummation by LCHCo. of the transactions contemplated by the Transaction Documents, do not on the date hereof:
(i) violate any South Dakota statute, rule, or regulation or any Court Order applicable to LCHCo., assuming LCHCo. complies with the provisions of the Transaction Documents relating to the use of proceeds; or
(ii) require any consents, approvals, or authorizations to be obtained by LCHCo. from, or any registrations, declarations or filings to be made by LCHCo. with any governmental authority under any South Dakota statute, rule or regulation applicable to LCHCo. except (a)the filing of the UCC-1s in the Filing Office and other filings required to protect the security interests under theTransaction Documents and (b) any consents or approvals required in connection with a disposition of collateral.

(2)
The Uniform Commercial Code financing statement as form UCC-1 in appropriate form for filing and the Collateral Agent, upon filing of such financing statement, will have a perfected security interest in the types of property in which a security interest may be perfected by filing a financing statement under the laws of the state of South Dakota.

ANNEX K

Form of Opinion of Local Real Estate Counsel

(1)
The Mortgage is the legal, valid and binding obligation of the Company or the relevant Guarantor (the “Mortgagor”) enforceable against the Mortgagor in accordance with its terms, subject to the Enforceability Exceptions.

(2)
The execution and delivery by Mortgagor of the Mortgage, the performance by Mortgagor of its obligations thereunder, and the creation and perfection of any liens and security interests upon or with respect to any of the Mortgagor’s properties provided for therein do not and will not violate any present statute, law, rule or regulation of general application of the State of [Insert State], and except for the recording in [Recording Office] of the State of [Insert State] in which the Mortgaged Property is located (the “Recording Office”) to perfect the lien and security interest created by the Mortgage, the execution and delivery by Mortgagor of the Mortgage, the performance by Mortgagor of its obligations thereunder, and the creation and perfection of any liens and security interests upon or with respect to any of the Mortgagor’s properties provided for therein, and the recording in the Recording Office to perfect the lien and security interest created by the Mortgage, do not and will not require under present law any filing or registration by the Mortgagor with, or consent or authorization of, or approval by, notice, filing with or other act by or in respect of, any governmental body, subdivision, agency or board in the State of [Insert State] that has not been given or obtained.

(3)	The Mortgage is in appropriate form for recordation in the State of [Insert State] as both a mortgage and as a financing statement filed as a fixture filing.

(4)
The recording of the Mortgage with the Recording Office is the only recording necessary to publish public notice of and to establish of record the rights of the parties thereto and to perfect the liens granted by the Mortgagor, pursuant to the Mortgage, in the Mortgaged Property.

(5)	Except for nominal recording fees, no recording, filing, documentary, intangible, privilege or other tax must be paid in connection with the execution, delivery and recordation of the Mortgage.

(6)
None of the Trustee or the holders of the Securities are required (a) to be qualified to do business, file any designation for service of process or file any reports or pay any taxes in the State of [Insert State], or (b) to comply with any statutory or regulatory requirement applicable only to financial institutions chartered or qualified or required to be chartered or qualified to do business in the State of [Insert State], in each case by reason of the execution and delivery of filing or recording, as applicable, of the Mortgage and the exercise of any remedy thereunder. If it were, the Mortgage would not be affected thereby but (a) if the Trustee were not qualified, it would be precluded from enforcing its rights as mortgagee on behalf of the holders of the Securities in the courts of the State of [Insert State] until such time as it is admitted to transact business in the State of [Insert State], or (b) assuming the holders of the Securities would institute remedies without the mortgagee, they would be precluded from enforcing their rights in the courts of the State of [Insert State] until such time as they were admitted to transact business in the State of [Insert State]. However, the lack of qualification would not result in any waiver of rights or remedies pending such qualification.